UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 25, 2005

JACOBS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-88242	34-1959351
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

240 Main Street, Black Hawk, Colorado		80422
(Address of principal executive offices)

Registrant’s telephone number, including area code 303-582-1117

(Former name of former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                                                                         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 25, 2005, the Company issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004.  A copy of the press release is attached as Exhibit 99.1.  The Company has also announced that it will hold a conference call to discuss its financial results at 11 a.m. Eastern Time on March 28, 2005.  The call will be broadcast live and be available via replay for one week at (888) 695-0608, conference ID #4749134, from Monday March 28, 2005 at 4:00 p.m. Eastern Time until 1:00 a.m. Eastern Time on Tuesday, April 5, 2005.

ITEM 9.01                                                                                         FINANCIAL STATEMENTS AND EXHIBITS

Filed herewith is the following:

Exhibit No.	Description

99.1

Jacobs Entertainment, Inc. press release dated March 25, 2005, announcing the company’s financial results for the fourth quarter and year ended December 31, 2004 (furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACOBS ENTERTAINMENT, INC.

Date: March 25, 2005	By:	/s/ Stephen R. Roark

Stephen R. Roark

Chief Financial Officer